Exhibit 10.1

AMENDMENT AGREEMENT

This Amendment Agreement dated as of November 17, 2023 (the “Agreement”) is by and between Volcon, Inc., a Delaware corporation (the “Company”), and the undersigned, a Holder of Notes (as defined below) and a Holder of Warrants (as defined below) identified on the signature pages hereto. Capitalized terms not defined herein shall have the meanings assigned to them in that certain (i) Securities Purchase and Exchange Agreement (the “SPA”) dated as of May 19, 2023 by and among the Company and each purchaser identified on the signature pages thereto (each, a “Purchaser” and collectively, the “Purchasers”); (ii) the amended and restated Original Issue Discount Senior Convertible Series A Notes and the amended and restated Original Issue Discount Senior Convertible Series B Notes dated as of May 24, 2023 (collectively, the “Amended and Restated Notes”) issued by the Company to each Purchaser; and (iii) the additional Original Issue Discount Senior Convertible Notes dated as of May 24, 2023 (the “New Notes” and with the Amended and Restated Notes, the “Notes”) issued by the Company to each Purchaser; and (iii) each of the Warrants issued(A) on August 24, 2022 (as subsequently amended and restated), (B) issued on May 24, 2023, (C) issued on September 29, 2023 and (D) issued on or about October 20, 2023, in each case by the Company to each Purchaser (the “Warrants”).

WITNESSETH:

WHEREAS, the Company is requesting amendments to the Notes and the Warrants to expand the definition of Excluded Securities (as defined in the Notes and the Warrants) for its benefit.

WHEREAS, the Holder is requesting amendments to the Notes to add certain covenants of the Company.

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, subject to Section 2 hereof, the parties agree as follows:

1.       Amendment of the Notes.

(a) The Company and the Holder hereby agree that the Notes are hereby amended and restated in their entirety as set forth in the Amended and Restated Notes attached hereto as Exhibit A.

(b) The Company and the Holder hereby agree that the Warrants are hereby amended and restated in their entirety as set forth in the Amended and Restated Notes attached hereto as Exhibit B.

2.       Effective Date. The amendments set forth in Section 1 shall only become effective upon the due execution and delivery with the Company of a Note Amendment identical in form and substance to this Agreement by the Company and each of the holders of Notes and Warrants that constitute the Required Holders (as defined in the Notes and in the Warrants).

3.       No Implied Waiver or Consent. Except for the specific amendment set forth above, nothing herein shall be deemed to be a consent to, amendment of or waiver of any provision in the Notes, and all provisions in the Notes, as modified hereby, are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

4.       Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Holder with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters. The terms set forth in this Agreement may not be amended without the prior written consent of the Company and Holder. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person or entity.

5.       Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof.

6.       Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first stated above.

VOLCON, INC. By:_________________________________ Name: Title:

empery ASSET MASTER, LTD. By: Empery Asset Management, LP, its authorized agent _________________________________ Name: Brett Director Title: General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first stated above.

VOLCON, INC. By:_________________________________ Name: Title:

empery TAX EFFICIENT, LP By: Empery Asset Management, LP, its authorized agent _________________________________ Name: Brett Director Title: General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first stated above.

VOLCON, INC. By:_________________________________ Name: Title:

empery debt opportunity fund, lp By: Empery Asset Management, LP, its authorized agent _________________________________ Name: Brett Director Title: General Counsel